EXHIBIT 10.11

AMENDMENT 3 TO EXHIBIT A

LIMAGRAIN GENETICS INTERNATIONAL SERVICE AGREEMENT


EXHIBIT A to LIMAGRAIN GENETICS INTERNATIONAL SERVICE AGREEMENT dated July 1, 1994, by and between LIMAGRAIN GENETICS INTERNATIONAL and LG SEEDS, INC., is hereby amended as follows:

For the one-year period beginning on July 1, 1997, LG Seeds, Inc. agrees to pay a fee (the "Annual Fee") of $200,000 for services rendered under the Agreement.

All other terms and conditions remain the same.

                                           LIMAGRAIN GENETICS
LG SEEDS, INC.                             INTERNATIONAL S.A.

/s/ B. Carette                             /s/ C. Lescoffit

B. Carette                                 C. Lescoffit
President and Chief Operating Officer      Chief Executive Officer